                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date   of Report (Date of earliest event reported) January 14,
                       2005 (January 12, 2005)

                       St. Mary Land & Exploration Company (Exact name of
             registrant as specified in its charter)

          Delaware                    001-31539                41-0518430
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)             File Number)            Identification No.)

             1776 Lincoln Street, Suite 700, Denver, Colorado 80203
              (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the
Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On January 12, 2005, St. Mary Land & Exploration Company issued a press release updating it's 2004 guidance and providing an operations update for the year ended December 31, 2004. The press release is furnished as part of this report as Exhibit 99.1. As indicated in the press release, the Company has scheduled a related 2004 year-end earnings teleconference call for February 25,
2005, at 8:00 a.m. (MST). The teleconference call is publicly accessible, and the press release includes instructions as to when and how to access the teleconference and the location on the Company's web site where the teleconference information will be available.

         A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits.

      (c) Exhibits. The following exhibits are furnished as part of this report:

           Exhibit 99.1     Press release of St. Mary Land & Exploration Company
                             dated January 12, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ST. MARY LAND & EXPLORATION
COMPANY

Date:  January 14, 2005                   By: /S/ DAVID W. HONEYFIELD
                                              -----------------------
                                              David W. Honeyfield
                                              Vice President - Finance,
                                              Treasurer and Secretary